UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the RegistrantX

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

x Definitive Information Statement

ADVANCED SERIES TRUST

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

xNo fee required

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount Previously Paid:

(2)Form, Schedule or Registration Statement No.:

(3)Filing Party:

(4)Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.prudential.com/variableinsuranceportfolios

ADVANCED SERIES TRUST

AST Large-Cap Equity Portfolio

(formerly, AST Large-Cap Core Portfolio)

655 Broad Street

6th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

April 11, 2025

To the Shareholders:

At a meeting held on August 23, 2024, the Board of Trustees (the Board) of the Advanced Series Trust (the Trust), including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements (the New Subadvisory Agreements) for the AST Large-Cap Equity Portfolio (the Portfolio) with each of ClearBridge Investments, LLC and Dimensional Fund Advisors LP (collectively the New Subadvisers) that became effective January 27, 2025.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreements to replace the subadvisory agreement with Massachusetts Financial Services Company. Effective January 27, 2025, the New Subadvisers were added as new subadvisers to serve alongside the Portfolio’s existing subadvisers, J.P. Morgan Investment Management Inc. (J.P. Morgan) and PGIM Quantitative Solutions LLC (PGIM Quant Solutions). In connection with the New Subadvisory Agreements, the Board also approved certain revisions to the principal investment strategies of the Portfolio, changing the name of the Portfolio from the "AST Large-Cap Core Portfolio" to the "AST Large-Cap Equity Portfolio" and an amendment to the investment management agreement relating to the Portfolio reflecting a revised management fee rate schedule to reduce the management fees paid by the Portfolio, each change being effective January 27, 2025. The Manager will continue to manage the Portfolio and supervise the Portfolio’s subadvisers. The New Subadvisory Agreements do not affect the subadvisory agreements with J.P. Morgan and PGIM Quant Solutions.

This information statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreements and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about the change in the Portfolio’s subadvisory arrangements.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTLCEIS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.prudential.com/variableinsuranceportfolios

ADVANCED SERIES TRUST

AST Large-Cap Equity Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

April 11, 2025

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Large-Cap Equity Portfolio (the Portfolio), a series of the Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolio’s investment managers to hire subadvisers that are either indirectly or directly wholly-owned subsidiaries or not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, and without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street, 6th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of new subadvisory agreements for the Portfolio. At a meeting held on August 23, 2024 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved a new subadvisory agreement for the Portfolio (the New Subadvisory Agreements) with each of ClearBridge Investments, LLC (ClearBridge) and Dimensional Fund Advisors LP (Dimensional) (collectively the New Subadvisers) that became effective January 27, 2025.

As the investment manager to the Portfolio, the Manager has entered into the New Subadvisory Agreements to replace the subadvisory agreement (the Prior Subadvisory Agreement) with Massachusetts Financial Services Company (MFS). Effective January 27, 2025, the New Subadvisers were added as new subadvisers to serve alongside the Portfolio’s existing subadvisers, J.P. Morgan Investment Management Inc. (J.P. Morgan) and PGIM Quantitative Solutions LLC (PGIM Quant Solutions). The New Subadvisory Agreements do not affect the subadvisory agreements with J.P. Morgan and PGIM Quant Solutions. The Manager will continue to manage the Portfolio and supervise the Portfolio’s subadvisers.

The investment objective of the Portfolio has not changed. In connection with the New Subadvisory Agreements, the Board approved certain revisions to the principal investment strategies of the Portfolio to reflect the different mix of subadvisers, changing the name of the Portfolio from the "AST Large-Cap Core Portfolio" to the "AST Large-Cap Equity Portfolio" and an amendment to the investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio reflecting a revised management fee rate schedule to reduce the management fees paid by the Portfolio, each such change being effective January 27, 2025 to coincide with the New Subadvisory Agreements. The Management Agreement and the subadvisory agreements between the Manager and each of J.P. Morgan and PGIM Quant Solutions were last approved by the Trustees, including a majority of the Independent Trustees, at the June 2024 Board meeting.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about April 25, 2025 to shareholders invested in the Portfolio as of January 27, 2025.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APPROVAL OF THE NEW SUBADVISORY AGREEMENTS

At the Meeting, the Board considered presentations from the Manager concerning proposed changes to the Portfolio including: (i) adding ClearBridge and Dimensional as additional subadvisers to the Portfolio pursuant to the New Subadvisory Agreements, to serve alongside PGIM Quant Solutions and J.P. Morgan (ii) revising the investment strategies and name of the Portfolio (iii) revising the fee schedule to subadvisory agreements between the Manager and each of PGIM Quant Solutions and J.P. Morgan; (iv) revising the fee schedule to the management agreement between the Portfolio and the Manager; and (v) certain other changes related to the Portfolio.

In advance of the Meeting, the Board requested and received materials relating to the New Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration.

At the Meeting, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreements after concluding that such approval was in the best interests of the Portfolio and its beneficial shareholders.

Before approving the New Subadvisory Agreements, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the Portfolio by the Manager and the New Subadvisers; comparable performance information; the fees to be paid by the Manager to the New Subadvisers; profitability; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Manager and New Subadvisers. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In connection with its deliberations, the Board considered information provided by the Manager and the New Subadvisers at, or in advance of, the Meeting. The Board had the opportunity to ask questions and request further information in connection with its considerations. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve the New Subadvisory Agreements.

The Board determined that the overall arrangements with the Manager and between the Manager and the New Subadvisers, were appropriate in light of the services to be performed and the fee arrangements under the New Subadvisory Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the New Subadvisory Agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by PGIM Quant Solutions and J.P. Morgan under the current subadvisory agreements with those subadvisers to the Portfolio (the Current Subadvisory Agreements, and collectively with the New Subadvisory Agreements, the Subadvisory Agreements) and those that would be provided by the New Subadvisers under the New Subadvisory Agreements. The Board noted that the nature and extent of services provided to the Portfolio under the Current Subadvisory Agreements, and those that would be provided to the Portfolio by the New Subadvisers under the New Subadvisory Agreements, were similar in that the New Subadvisers are required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio’s policies, and all applicable legal and regulatory requirements.

With respect to quality of services, the Board considered, among other things, the background and experience of the portfolio managers who would be responsible for day-to-day portfolio management of the Portfolio. The Board noted that it had also received favorable compliance reports regarding the New Subadviser.

The Board concluded that, based on the nature and extent of the services to be provided to the Portfolio by the New Subadvisers, and the background information that it had reviewed regarding the New Subadvisers, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by each of the New Subadvisers. The Board further concluded that it was satisfied with the nature, extent, and quality of the investment services expected to be provided to the Portfolio under the New Subadvisory Agreements.

Investment Performance

The Board received and considered information regarding the investment performance of the Portfolio. The Board also received and considered hypothetical and comparative performance information for the repositioned Portfolio, including composite performance information on the Portfolio based on the New Subadvisers addition and Subadvisers allocations, as well as a comparison of such performance information against the Portfolio’s benchmark indices and peer universes. The Board concluded that it was satisfied with the performance information it received.

The Board noted that it would consider performance information on the New Subadvisers with respect to the Portfolio as part of future annual contract renewals.

Subadvisory Fees

The Board considered the proposed subadvisory fee rates payable by the Manager to the New Subadvisers under the New Subadvisory Agreements. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of the New Subadvisers with respect to the Portfolio is new, the Board noted that there was no historical profitability information with respect to the proposed subadvisory arrangements for the Portfolio. The Board noted that, since the New Subadvisers are not affiliated with the Manager, the revenues derived by the New Subadvisers under the New Subadvisory Agreements would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, including the New Subadvisers, may not be as significant as the Manager’s profitability, given the arm’s-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the Subadvisers out of its management fee.

The Board noted that it would consider profitability information as part of future annual reviews of the New Subadvisory Agreements.

Economies of Scale

The Board considered the potential economies of scale as the Portfolio grows in size. The Board considered that, while the subadvisory fee schedules for the New Subadvisers under the New Subadvisory Agreements did not contain breakpoints, the subadvisory fees are paid by the Manager, not the Portfolio, and as such, the subadvisory fee schedules do not directly impact the Portfolio’s expense ratios.

Other Benefits to the New Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the New Subadvisers, and its affiliates, in connection with the repositioning. The Board concluded that any potential benefits to be derived by the New Subadvisers, and its affiliates, were consistent with those generally derived by advisers to other mutual funds and to other AST Portfolios.

The Board also concluded that any potential benefits to be derived by the New Subadvisers were similar to the benefits derived by the Manager and other subadvisers in connection with their management of other AST Portfolios, which are reviewed on an annual basis, and which were considered at the June 2024 Board meeting in connection with the renewal of the subadvisory agreements for other AST Portfolios for which the Manager and the Subadvisers provide advisory services. The Board also concluded that any potential benefits to be derived by the Manager and the New Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by advisers and subadvisers to mutual funds.

The Board noted that it would review ancillary benefits in connection with future annual reviews of the Subadvisory Agreements.

Conclusion

After full consideration of these factors, the Board approved the New Subadvisory Agreements for an initial two-year period upon concluding that such approval was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibits A-B.

Information about the New Subadvisers

ClearBridge Investments, LLC (ClearBridge) is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2024, ClearBridge’s assets under management were approximately $189.6 billion, including $41.3 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors. For purposes of this statement, ClearBridge consists of ClearBridge Investments, LLC and its affiliated managers whose businesses have been operationally integrated with ClearBridge’s, including ClearBridge Investments Limited and its subsidiaries in Australia and a part of Franklin Templeton Investments Corp. doing business as ClearBridge Investments in Canada.

Additional information about ClearBridge is attached as Exhibit C.

Dimensional Fund Advisors LP (Dimensional) is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, has been engaged in the business of providing investment management services since May 1981. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2024, assets under management for all Dimensional affiliated advisors totaled approximately $776.79 billion.

Additional information about Dimensional is attached as Exhibit D.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 6th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of December 31, 2024, PGIM Investments serves as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to Prudential’s closed-end investment companies, with aggregate assets of approximately $311.1 billion. PGIM Investments is an indirect wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). PGIM Investments has been in the business of providing advisory services since 1996.

As of December 31, 2024, ASTIS serves as investment manager to certain Prudential U.S. open-end investment companies with aggregate assets of approximately $112.8 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., which is a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composi tion of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio and the New Subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and the New Subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and the New Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the New Subadvisers. The Manager utilizes this data in directly supervising the Portfolio and the New Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager include:

·furnishing of office facilities;

·paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

·monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;

·providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

·monitoring, together with the New Subadvisers, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

·preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

·preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

·preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

·preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

·preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in supp ort of the Board’s oversight of the Trust; and

·organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

·the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the New Subadvisers;

·all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust, as described below;

·the fees, costs and expenses payable to the New Subadvisers pursuant to the New Subadvisory Agreements; and

·with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the New Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

·the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;

·the fees and expenses of Trustees who are not affiliated persons of the Manager or the New Subadvisers;

·the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s sh ares;

·the charges and expenses of the Trust’s legal counsel and independent auditors;

·brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

·all taxes and corporate fees payable by the Trust to governmental agencies;

·the fees of any trade associations of which the Trust may be a member;

·the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

·the cost of fidelity, directors and officers, and errors and omissions insurance;

·the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

·allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and

·litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s b usiness and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

In connection with the Board's approval of the New Subadvisory Agreements of the Portfolio, the Board also approved a reduction in the investment management fee rate to be paid by the Portfolio under the Management Agreement effective as of January 27, 2025. The table below sets forth the prior investment management fee rate, the new investment management fee rate, and the management fees received by the Manager for the fiscal year ended December 31, 2024.

Aggregate Investment
	Prior Investment Management Fee	New Investment Management Fee	Management Fees
Portfolio			Paid for the Fiscal
	Rate*	Rate
Year Ended

December 31, 2024

AST Large-Cap Equity	0.5825% of average daily net assets up to	0.5625% of average daily net assets up	$2,362,228
Portfolio	$300 million;	to $750 million;
	0.5725% on next $200 million of average	0.5525% on next $2.5 billion of average
	daily net assets;	daily net assets;
	0.5625% on next $250 million of average	0.5425% on next $2.75 billion of
	daily net assets;	average daily net assets;
	0.5525% on next $2.5 billion of average	0.5125% on next $4 billion of average
	daily net assets;	daily net assets;
	0.5425% on next $2.75 billion of average	0.4925% over $10 billion of average
	daily net assets;	daily net assets
0.5125% on next $4 billion of average
daily net assets;
0.4925% over $10 billion of average
daily net assets

*The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.86% of the Portfolio’s average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board.

New Subadvisory Agreements

The material terms of the New Subadvisory Agreements are substantially similar to the material terms of the Prior Subadvisory Agreement in place for the Portfolio between the Manager and MFS. The New Subadvisers are compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio they manage. The subadvisory fee rates under the Prior Subadvisory Agreement, the Current Subadvisory Agreements (both before and after the fee schedule changes described above), and the New Subadvisory Agreements, as well as the subadvisory fees paid to MFS, J.P. Morgan and PGIM Quant Solutions for the fiscal year ended December 31, 2024, are set forth below:

Subadviser	Prior Subadvisory Fee Rate	Current Subadvisory Fee	Subadvisory Fees Paid
		Rates*	for the
			Fiscal Year Ended
			December 31, 2024
ClearBridge	N/A	0.20% of average daily net assets	N/A
Dimensional	N/A	0.16% of average daily net assets	N/A

MFS	0.21% of average daily net assets to $500 million;	N/A	$237,291
	0.195% of average daily net assets on the next $500
	million;
	0.185% of average daily net assets over $1 billion
J.P. Morgan	0.20% of average daily net assets to $500 million;	0.195% of average daily net assets	$263,158
	0.18% of average daily net assets on the next $500
	million;
	0.17% of average daily net assets over $1 billion

PGIM Quant Solutions	0.15% of average daily net assets to $1.5 billion;	0.128% of average daily net assets	$228,727
	0.14% of average daily net assets over $1.5 billion

*Notes to Current Subadvisory Fee Rates:

Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam Investment Management, LLC ("Putnam"), and Western Asset Management Company, LLC/Western Asset Management Company Limited (collectively, "Western Asset")): For purposes of calculating the advisory fee payable to any Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) managed portfolio/sleeves, the advisory fee will be greater of: (a) the aggregated assets managed by Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) on all Advanced Series Trust portfolios subject to the following schedule: Up to $2 billion – 0%; between $2 - $4 billion – 5%; between $4 - $5 billion – 10%; between $5 - $10 billion – 15%; and over $10 billion – 20%; or (b) Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) maintains a certain market share as agreed upon between the Manager and Franklin Templeton and affiliated investment advisors. Market share will be calculated based on assets managed by Franklin Templeton and affiliated investment advisors as a percentage of assets included in certain AST portfolios.

J.P. Morgan: The New Subadviser’s fee reflects negotiations with the adviser that considered the scope and importance to the subadviser of its relationship with funds in the complex. J.P. Morgan has agreed to waive its subadvisory fee in an amount equal to the revenue received for investments in funds or ETFs affiliated with J.P. Morgan. Although not expected, this may result in a negative effective subadvisory fee, or payment from J.P. Morgan to the Manager.

For the purpose of calculating the subadvisory fee for the portfolios managed by J.P. Morgan, a fee discount of a minimum of 10% is applied on the combined average daily net assets of the following J.P. Morgan managed portfolios: AST Academic Strategies Asset Allocation Portfolio; AST Advanced Strategies Portfolio; AST Balanced Asset Allocation Portfolio; AST Capital Growth Asset Allocation Portfolio; AST Core Fixed Income Portfolio; AST International Equity Portfolio; AST J.P. Morgan Aggressive Multi-Asset Portfolio; AST J.P. Morgan Conservative Multi-Asset Portfolio; AST J.P. Morgan Fixed Income Central Portfolio; AST J.P. Morgan Moderate Multi-Asset Portfolio; AST Large-Cap Equity Portfolio; AST Large-Cap Growth Portfolio; AST Large-Cap Value Portfolio; and AST Preservation Asset Allocation Portfolio.

The New Subadvisory Agreements provide, similar to the Prior Subadvisory Agreement and Current Subadvisory Agreements, that subject to the supervision of the Manager and the Board, each of the New Subadvisers are responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the New Subadvisers will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreements will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreements may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreements will terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or upon the termination of the Management Agreement relating to the Portfolio, and (iii) the New Subadvisory Agreements may be terminated at any time by the New Subadvisers, respectively, or by the Manager on not more than 60 days’, nor less than 30 days’, written notice to the other party to the New Subadvisory Agreements.

The New Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the New Subadvisers will not be liable for any act or omission in connection with their activities as subadvisers to the Portfolio.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 6th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the New Subadvisers.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	President, Chief Executive Officer, Chief	President, Chief Executive Officer and Officer
	Operating Officer, Officer-in-Charge	in Charge (since January 2012) of PGIM
Investments LLC; President and Principal
Executive Officer (since March 2022) of the
PGIM Alternatives Funds and (since January
2012) of the PGIM Retail Funds; formerly
Chief Operating Officer for PGIM Investments
LLC (January 2012 - January 2024); formerly
Executive Vice President of Jennison
Associates LLC and Head of Retail
Distribution of PGIM Investments LLC (June
2005-December 2011); Investment Company
Institute - Board of Governors (since May
2012).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of the New Subadvisers.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President	Executive Vice President (since May 2009) of
PGIM Investments LLC; Vice President (since
June 2012) of Prudential Investment
Management Services LLC; Executive Vice
President (since September 2009) of AST

Name	Position with ASTIS	Principal Occupations
Investment Services, Inc.; Senior Vice
President, Global Product Management and
Marketing (since February 2006) of PGIM
Investments LLC; Vice President (since March
2022) of the PGIM Alternatives Funds and
(since March 2010) of the PGIM Retail Funds;
formerly Vice President of Product
Development and Product Management, PGIM
Investments LLC (2003-2006).
Timothy S. Cronin	Director, President, Chief Executive Officer,	Vice President of Prudential Annuities (since
	Chief Operating Officer, Officer-in-Charge	May 2003); Senior Vice President of PGIM
Investments LLC (since May 2009); Chief
Investment Officer and Strategist of Prudential
Annuities (since January 2004); Director of
Investment & Research Strategy (since
February 1998); President of AST Investment
Services, Inc. (since March 2006).
Dylan J. Tyson	Director and Executive Vice President	Director, President, and Chief Executive
Officer (since December 2019) of Pruco Life
Insurance Company, Pruco Life Insurance
Company of New Jersey, Prudential Annuities
Holding Company, Inc., Prudential Annuities
Information Services & Technology
Corporation, Prudential Annuities Life
Assurance Corporation, Prudential Annuities,
Inc. and Prudential Life Insurance Company of
Taiwan Inc.; Senior Vice President, Annuities
(since December 2019) of Prudential Financial,
Inc. and The Prudential Insurance Company of
America.
* Mr. Benjamin’s principal address is 655 Broad Street, 6th Floor, Newark, NJ 07102.
Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*
Name	Position with Trust	Position with PGIM Investments	Position with ASTIS
Timothy S. Cronin	President	Senior Vice President	Director, President, Chief
Executive Officer, Chief
Operating Officer, Officer-in-
Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant	Chief Legal Officer, Executive Vice	Vice President, Secretary and
	Secretary	President and Secretary	Corporate Counsel
Andrew R. French	Secretary	Assistant Secretary and Vice	Assistant Secretary
President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Debra Rubano	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Dino Capasso	Chief Compliance Officer	Vice President	N/A
Christian J. Kelly	Chief Financial Officer	Global Head of Fund Administration	Vice President
and Vice President
Elyse M. McLaughlin	Treasurer & Principal Accounting	Assistant Treasurer	N/A
Officer
*Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon Corp., 240 Greenwich Street, New York, New York 10286 serves as Custodian for the Trust's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD), 1 Corporate Drive, Shelton, CT, 06484, serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid

AST Large-Cap Equity Portfolio	$1,102,216
Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non-affiliated broker- dealers:

Portfolio	Amount Paid

AST Large-Cap Equity Portfolio	$45,182
Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102 or by calling (800) 346-3778 (toll free).

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit E to this information statement.

Andrew R. French

Secretary

Dated: April 11, 2025

EXHIBIT A

ADVANCED SERIES TRUST

AST Large-Cap Equity Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 7 day of January, 2025 between PGIM Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and ClearBridge Investments, LLC, a Delaware limited liability company (ClearBridge or the Subadviser);

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and ASTIS act as Co-Managers of the Trust;

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust’s valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the

Commodity Exchange Act of 1936, as amended (the CEA), and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker- dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Subadviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(iv)The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the

Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v)The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things,

(i)continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the

Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is, to the extent required by applicable law, a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or

NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(g)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co - Managers.

(h)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the

Trust’s portfolio securities and whether those market quotations are reliable for purposes of valuing the Trust’s portfolio securities and determining the Trust’s net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management

Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser a s described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conduct business in relation to the Series of the Trust allocated to Subadviser. Such information is collectively referred to as “Confidential

Information.” Confidential Information includes the Co-Managers’ business and other proprietary information, written or oral as relates to the Series of the Trust allocated to Subadviser.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Manager, or to any person who may be identified by Confidential Information. The Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Manager if the Subadviser is in material breach of this Section. At the Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain an appropriate Information Security Program which includes, but is not limited to: (i) access controls to prevent the unauthorized or inappropriate use of Confidential Information,(ii) periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality and integrity of Confidential Information; and (iii) regular penetration and vulnerability testing of its information technology infrastructure and networks.

(f)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any intrusions of any information technology systems processing, storing or transmitting any of the Manager’s Confidential Information, the Subadviser shall promptly report those findings to the Manager.

(g)The Subadviser shall notify the Co-Managers promptly and without unreasonable delay, but in no event more than 48 hours after determining that any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information occurred (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-

Managers’ designated representatives in the Co-Managers’ investigation of the Subadviser, employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Co- Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-

Managers’ rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(h)Upon the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

(i)For the purpose of auditing the Subadviser’s compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice reasonable assistance and cooperation of the Subadviser’s relevant staff.

5.The Subadviser will not engage any third party to provide investment advisory services to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers. To the extent the Subadviser receives approval from the Co-Managers to engage such third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and their directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co -Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co- Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co- Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser provided however, that if a party other than the Subadviser is engaged to transition the portfolio to the Subadviser’s strategy (a “Transition Manager”), Subadviser shall have no responsibilities under Sections 1(a)(iii) and (v) until such time as the portfolio is released to the Subadviser for trading.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 6th Floor, Newark, NJ 07102, Attention:

Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at

655 Broad Street, 6th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 620 8th Avenue, 47th Floor, New

York, New York, 10018, Attention: General Counsel.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the

Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, indivi dual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser’s written request, and to implement those changes in the next regularly scheduled production of those materials. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

CLEARBRIDGE INVESTMENTS, LLC

By: /s/ Jasna Golgov

Name: Jasna Dolgov

Title: General Counsel

SCHEDULE A

ADVANCED SERIES TRUST

AST Large-Cap Equity Portfolio

As compensation for services provided by ClearBridge Investments (ClearBridge), LLC, PGIM Investments LLC and AST Investment Services, Inc. will pay ClearBridge a subadvisory fee on the net assets managed by ClearBridge that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee*
AST Large-Cap Equity Portfolio	0.20% of average daily net assets

*In the event ClearBridge invests Portfolio assets in other pooled investment vehicles it manages or subadvises, ClearBridge will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to ClearBridge with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: January 7, 2025

EXHIBIT B

ADVANCED SERIES TRUST

AST LARGE-CAP EQUITY PORTFOLIO

SUBADVISORY AGREEMENT

Agreement made as of this 15th day of October, 2024 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and Dimensional Fund Advisors LP, a Delaware limited partnership (Dimensional or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open -end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct (the Portfolio), and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust’s investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus of the Trust, as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers’ (or their designees’) personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the applicable requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports with respect to the Portfolio as are, or may in the future be, required to be solely filed by the Subadviser by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents. Subadviser, solely with respect to the Portfolio, shall take reasonable steps to comply with the diversification provisions of Section 851(b)(3) and Section 817(h) of the Internal Revenue Code of 1986, as amended.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures com mission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board of Trustees may direct in writing from time t o time. In providing the Trust with investment supervision, it is recognized that the Subadviser will seek best execution in accordance with its policies and procedures. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in accordance with its policies and procedures and in the manner the Subadviser considers to be equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v)The Subadviser or an affiliate shall provide the Trust’s custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monit oring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is: (A) a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA) and shall maintain such registration and membership in good standing during the term of this Agreement; provided, that, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target; or (B) with respect to the Trust, is exempt from registration with the CFTC as a Commodity Trading Advisor pursuant to CFTC Rule 4.14(a)(8), and the Subadviser will seek to manage the Portfolio in accordance with the limitations imposed by CFTC Rule 4.5; provided, that, in making these determinations with respect to the Portfolio, the Subadviser relies on the CFTC Rule 4.5 exemption notice filing and annual affirmations made by the Co-Managers.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures designed to comply with the applicable provisions of the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures that are reasonably designed to prevent violation of the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations to the extent applicable to the Subadviser in connection with its services under this Agreement. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(h)Unless the Co-Managers or the Portfolio give written instructions to the contrary, the Subadviser shall vote, or refrain from voting, all proxies with respect to the investments and securities held in the Trust’s portfolio allocated to it for management, according to the Subadviser’s policies and procedures and provided that the relevant proxy materials have been forwarded to Subadviser in a timely manner by the Portfolio’s custodian, and subject to such reasonable reporting and other requirements as may be established by the Co-Managers. Subadviser will, unless and until otherwise directed by Co-Managers or the Portfolio, exercise in accordance with Subadviser’s policies and procedures all rights of security holders with respect to corporate actions for securities held by the Portfolio, including, but not limited to, converting, tendering, exchanging or redeeming securities. Subadviser does not have authority to act on behalf of the Co-Managers or the Portfolio in any legal proceedings, including any bankruptcy action or class action settlements, relating to the securities or assets currently or previously held or purchased or sold by the Portfolio; provided, however, that Subadviser, upon request, shall provide Co-Managers with non-confidential information in Subadviser’s possession with respect to such proceedings.

(i)Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will provide information to assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued. The Co- Managers and the Trust acknowledge that the Subadviser, in its limited role as a Subadviser, is not the official valuation agent of the Trust, and valuation decisions with respect to the Trust are the responsibility of the Board of Trustees of the Trust and/or its valuation designee and are subject to the policies and procedures of the Trust.

(j)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers, for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadviser shall comply with the Trust’s Documents provided to the Subadviser by the Co-Managers; provided, that the Co- Managers will provide the Subadviser with a reasonable amount of time to review and implement any changes to such Trust Documents before they become effective. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser’s management of the Trust’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser a nd the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its “Advisory Persons” (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, identify any material violations of the Subadviser’s Code of Ethics which have occurred with respect to the Trust, and explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Co -Managers, including information about any material violations of the Subadviser’s Code of Ethics that occurred with respect to the Trust.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management

Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser). The assets of the Portfolio will be maintained in the custody of a custodian (who shall be identified by the Co-Managers). Subadviser will not have custody of any cash, securities or other assets of the Portfolio. Subadviser is entitled to rely on the information contained in any statements from the custodian and shall not be liable for any act or omission of the custodian, including, without limitation, the accuracy of the custodian’s records with respect to the Portfolio, and Subadviser is not l iable for any errors or omissions with respect to such custodian’s duties to the Portfolio.

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co- Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conduct business. Such information that is identified as confidential or proprietary by the Co-Managers is collectively referred to as “Confidential Information.” Confidential Information includes the Co-Managers’ business and other proprietary information, written or oral. Except as set forth in this Agreement or otherwise required by applicable law, the Subadviser will restrict access to the Confidential Information to it or to its or the other party’s affiliates, employees, directors, officers, attorneys, auditors, agents, service providers, consultants, sub-contractors, and advisers who will use it only (i) for the purpose for which the Confidential Information was provided to that party; (ii) as reasonably necessary for a party to meet its obligations under this Agreement; or (iii) as reasonably necessary for the provision of services to a party. The foregoing shall not prevent a party from disclosing Confidential Information that is (1) publicly known or becomes publicly known through no unauthorized act of its own, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by the other party for disclosure, (4) requested by a regulator in the course of a routine regulatory examination, or (5) required to be disclosed pursuant to a governmental agency, court order, or law so long as the disclosing party provides the other party with prompt written notice of such requirement prior to any such disclosure; however, such notice is not required if information is provided on an aggregate basis without specific attribution to the party providing the Confidential Information.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures designed to (x) protect the security and confidentiality of Confidential Information; (y) protect against anticipated threats or hazards to the security or integrity of Confidential Information; and (z) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall promptly notify the Co-Managers if the Subadviser is in material breach of this Section. At the Co-Managers’ request, the Subadviser agrees to certify in writing to the Co-Managers, its compliance with the terms of this Section.

(c)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its information security policies and procedures with respect to the Portfolio in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(d)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential

Information to the minimum number of the Subadviser’s employees who require such access in order to provide the services to t he Co-Managers.

(e)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

(f)The Subadviser shall conduct penetration and vulnerability testing of its information technology infrastructure and networks subject to and in accordance with its Information Security Program. If any testing detects any material intrusions in any information technology systems in connection with any of the Trust’s or Co-Managers’ Confidential Information, the Subadviser shall promptly report those findings to the Co-Managers.

(g)The Subadviser shall notify the Co-Managers, as promptly as possible and without unreasonable delay, but in no event more than

48 hours after learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information has occurred (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) upon the Co-Managers’ reasonable request, provide reasonable assistance and cooperation with the Co-Managers and the Co-Managers’ designated representatives in the Co-Managers’ investigation related to the Security Incident; and (iii) take appropriate action to seek to prevent a recurrence of any Security Incident.

(h)Upon the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

5.In rendering the services required under this Agreement, Subadviser may, consistent with applicable law and regulations, from time to time, employ, delegate, engage, or associate with such affiliated or unaffiliated third-party entities or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. To the extent that the Subadviser engages a third-party entity or person, the Subadviser will notify the Co-Managers of the engagement prior to such engagement and assumes all responsibility for any action or inaction of the service provider as if the Subadviser had acted, or failed to act, itself, including with respect to any of Subadviser’s indemnification obligations under Section 6 below.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Subadviser may rely upon information furnished or written instructions provided to it by the Co-Managers that Subadviser reasonably believes to be accurate and reliable.

7.In no event shall either the Co-Managers or Subadviser be liable for consequential, incidental, special, exemplary, indirect or punitive damages. Neither party warrants that the Portfolio will achieve any particular rate of return or that its performance will match that of any benchmark index or other standard or objective.

8.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 6th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 6th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Dimensional Fund B-5

Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: General Counsel.

9.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10.Subadviser authorizes the Co-Managers during the term of this Agreement, the use of Subadviser’s name and registered and unregistered trademarks, service marks and logos on the web site(s) of the Co-Managers, the Trust, or the Trust’s distributor and in other materials solely for the purposes of disclosing and promoting the relationship between the parties as described herein and/or for promoting the Portfolio. Upon prior written approval, Subadviser may consent to the use of the name “Dimensional” in the name of the Portfolio. Subadviser otherwise hereby consents to the use of Subadviser’s name in the Portfolio’s disclosure documents, and to the extent required, necessary or advisable, in shareholder communications; provided however Subadviser may withdraw authorization for the use of its name with respect to a Portfolio upon 30 days’ written notice to the Co-Managers if Subadviser is no longer the sole subadviser to the Portfolio. Upon termination of this Agreement or withdrawal of any such approval, the Co-Managers and the Trust, with respect to the Portfolio, shall, as soon as reasonably practical, forthwith cease to use the name or any trade name, trademark, trade device, service mark, or symbol, or any abbreviation, contraction, or simulation thereof, of any other party except to the extent that continued use is required by applicable laws, rules, and regulations. During the term of this Agreement, the Co- Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co- Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser’s written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first- class or overnight mail, facsimile transmission equipment or hand delivery.

11. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

12.This Agreement shall be governed by the laws of the State of New York.

13.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

DIMENSIONAL FUND ADVISORS LP

BY DIMENSIONAL HOLDINGS INC., GENERAL PARTNER

By: /s/ Carolyn Lee

Name: Carolyn Lee

Title: Vice President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Dimensional Fund Advisors LP (Dimensional), PGIM Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Dimensional a subadvisory fee on the net assets managed by Dimensional that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*

AST Large-Cap Equity Portfolio	0.160% of average daily net assets

*In the event Dimensional invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Dimensional will waive its subadvisory fee for the Portfolio in an amount equal to the management fees paid to Dimensional with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: October 15, 2024

EXHIBIT C

MANAGEMENT OF CLEARBRIDGE INVESTMENTS, LLC

ClearBridge Investments, LLC (ClearBridge) is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2024, ClearBridge’s assets under management were approximately $189.6 billion, including $41.3 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors. For purposes of this statement, ClearBridge consists of ClearBridge Investments, LLC and its affiliated managers whose businesses have been operationally integrated with ClearBridge’s, including ClearBridge Investments Limited and its subsidiaries in Australia and a part of Franklin Templeton Investments Corp. doing business as ClearBridge Investments in Canada.

The table below lists the names, addresses, and positions of ClearBridge’s principal executive officer and each of its directors.

Name & Address*	Position
Terrence Murphy	Chief Executive Officer, President & Director
Brian Murphy	Chief Compliance Officer
Jasna Dolgov	General Counsel
John Haller	Chief Operating Officer
Scott Glasser	Chief Investment Officer & Director

* The principal mailing address of the principal executive officer and each director is One Madison Avenue, 18th Fl, New York, NY 10010.

COMPARABLE FUNDS FOR WHICH CLEARBRIDGE

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which ClearBridge provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to
	(as of December 31, 2024)		ClearBridge
ClearBridge Appreciation Fund	8,851,616,513.14	First $250 million	52.5 basis points (bps)
		Next $250 million	49.0 bps
		Next $500 million	45.5 bps
		Next $1 billion	42.0 bps
		Next $1 billion	38.5 bps
		Over $3 billion	35 bps
ClearBridge Variable Appreciation Portfolio	1,152,087,505.68	First $250 million	52.5 bps
		Next $250 million	49.0 bps
		Next $500 million	45.5 bps
		Next $1 billion	42.0 bps
		Next $1 billion	38.5 bps
		Over $3 billion	35.0 bps
LVIP ClearBridge Franklin Select Large Cap	221,256,457.40	First $100 million	35.0 bps
Managed Volatility - APPR		Next $150 million	30.0 bps
		Next $250 million	25.0 bps
		Over $300 million	20.0 bps
FTGF ClearBridge US Appreciation Fund	193,365,741.84	First $25 million	40.0 bps
(Offshore)1		Next $25 million	45.0 bps
		Next $50 million	30.0 bps
		Over $100 million	25.0 bps
SA FT Tactical Opportunities Portfolio APPR	19,133,826.31	N/A
Separate Account A	1,441,906.84	40.0 bps flat
Separate Account B	15,578,214.76	40.0 bps flat
Separate Account C	2,541,179.53	40.0 bps flat
Separate Account D	1,331,150.92	40.0 bps flat
Separate Account E	1,122,862.95	40.0 bps flat

C-1

Separate Account F	1,053,904.80	40.0 bps flat
Separate Account G	7,665,558.76	40.0 bps flat
Separate Account H	1,025,404.36	40.0 bps flat
	49,295,884.70	First $25 million	40.0 bps
Separate Account I		Next $25 million	45.0 bps
		Next $50 million	30.0 bps

		Over $100 million	25.0 bps
	30,869,515.29	First $25 million	55.0 bps
Separate Account J		Next $25 million	45.0 bps
		Next $50 million	40.0 bps

		Over $100 million	35.0 bps

1This is a registered fund in Ireland and not available to U.S. clients. Subadvisory fee is not publicly disclosed.

The above accounts represent constituents of the ClearBridge Appreciation Composite as of December 31, 2024.

Please note, only ClearBridge Investments’ subadvisory fee structure is shown for ClearBridge Investments proprietary funds.

B-2

EXHIBIT D

MANAGEMENT OF DIMENSIONAL FUND ADVISORS LP

Dimensional Fund Advisors LP (Dimensional) is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, has been engaged in the business of providing investment management services since May 1981. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2024, assets under management for all Dimensional affiliated advisors totaled approximately $776.79 billion.

The table below lists the names, addresses, and positions of Dimensional’s principal executive officer and each of its directors.

Name & Address*	Position^
David G. Booth	Chairman and Director

David P. Butler	Co-Chief Executive Officer and Director
Gerard K. O’Reilly	Co-Chief Executive Officer, Co-Chief Investment Officer and Director

Eugene F. Fama Sr.	Director
Kenneth R. French	Director

Lisa M. Dallmer	Chief Operating Officer and Executive Vice President
Bernard J. Grzelak	Chief Financial Officer, Treasurer and Vice President
Savina B. Rizova	Co-Chief Investment Officer and Vice President
Selwyn J. Notelovitz	Chief Compliance Officer and Vice President
Catherine L. Newell	Executive Vice President, General Counsel and Secretary

Stephen A. Clark	Executive Vice President
Aaron M. Marcus	Executive Vice President

*The principal mailing address of the principal executive officer and each director is 6300 Bee Cave Road, Building One, Austin, TX 78746. ^ Directors are Directors of Dimensional Holdings Inc, the general partner of Dimensional.

COMPARABLE FUNDS FOR WHICH DIMENSIONAL

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which Dimensional provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of
	(as of December 31, 2024)	Advisory/Subadvisory Fee Paid to
		Dimensional

DFA U.S. High Relative Profitability Portfolio	$5,266	0.19%
DFA U.S. High Profitability ETF	$7,189	0.19%
NYLI VP Dimensional U.S. Equity Portfolio	$997	0.20%

D-1

EXHIBIT E

SHAREHOLDER INFORMATION

As of March 24, 2025, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of March 24, 2025, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

AST Large-Cap Equity	Pruco Life Insurance Company	213 Washington St.	24,518,698.942 / 50.85%
Portfolio	PLAZ Annuity	Newark, NJ 07102-0000
Attn: Separate Accounts 7th Floor
	Fortitude Life Insurance & Annuity	Ten Exchange Place	12,012,577.038 / 24.91%
Suite 2210
Jersey City, NJ 07302
	Pruco Life Insurance Company	213 Washington St.	5,504,143.034 / 11.42%
	PLAZ Life	Newark, NJ 07102-0000
Attn: Separate Accounts 7th Floor
	Pruco Life Insurance Company	213 Washington St.	3,025,797.986 / 6.28%
	PLNJ Annuity	Newark, NJ 07102-0000
Attn: Separate Accounts 7th Floor

E-1

ADVANCED SERIES TRUST

AST Large-Cap Equity Portfolio

(formerly, AST Large-Cap Core Portfolio)

655 Broad Street

6th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET AVAILABILITY

OF INFORMATION STATEMENT (THE NOTICE)

The Information Statement referenced in this Notice is available at:

 www.prudential.com/variableinsuranceportfolios

This Notice is to inform you that an information statement (the Information Statement) regarding new subadvisory agreements for the AST Large-Cap Equity Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the Portfolio’s new subadvisers and new subadvisory agreements.

As discussed in the Information Statement, at a meeting held on August 23, 2024, the Board of Trustees (the Board) of the Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements for the Portfolio (the New Subadvisory Agreements) with each of ClearBridge Investments, LLC and Dimensional Fund Advisors LP (collectively the New Subadvisers) that became effective January 27, 2025.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreements to replace the subadvisory agreement with Massachusetts Financial Services Company. The New Subadvisory Agreements will not affect the subadvisory agreements with J.P. Morgan Investment Management Inc. and PGIM Quantitative Solutions LLC who will continue to subadvise the Portfolio alongside the New Subadvisers. In connection with the New Subadvisory Agreements, the Board also approved certain revisions to the principal investment strategies of the Portfolio, changing the name of the Portfolio from the "AST Large-Cap Core Portfolio" to the "AST Large-Cap Equity Portfolio

"and an amendment to the investment management agreement between the Manager and the Trust relating to the Portfolio reflecting a revised management fee rate schedule to reduce the management fees paid by the Portfolio, each change being effective January 27, 2025. The Manager will continue to manage the Portfolio and supervise the Portfolio’s subadvisers.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement provides such notice of the changes and presents information regarding the New Subadvisers and the New Subadvisory Agreements.

This Notice is being mailed on or about April 25, 2025, to all shareholders of record as of the close of business on January 27, 2025. A copy of the Information Statement will remain on the Portfolio’s website for you to view and print until July 24, 2025.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, or by calling (800) 346-3778 (toll free). You can request a complete copy of the Information Statement until July 24, 2025. To ensure prompt delivery, you should make your request no later than July 10, 2025. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

THIS NOTICE AND THE INFORMATION STATEMENT ARE FOR YOUR INFORMATION ONLY. YOU ARE NOT

REQUIRED TO TAKE ANY ACTION.

ASTLCEIS-N